Fair Value Disclosures (Tables)	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures
Schedule of financial instruments by level within the fair value hierarchy

	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Total

	(in US$’000)
As at December 31, 2021
Cash and cash equivalents	377,542	—	—	377,542
Short-term investments	634,158	—	—	634,158
Warrant (Note 20)	—	2,452	—	2,452
As at December 31, 2020
Cash and cash equivalents	235,630	—	—	235,630
Short-term investments	199,546	—	—	199,546